- --------------------------------------------------------------------------------
                      BANK OF AMERICA NATIONAL ASSOCIATION

                             Transferor and Servicer
                                       and

                                [NAME OF TRUSTEE]

                                     Trustee

                on behalf of the Series 199_-_ Certificateholders

                    ---------------------------------------

                            SERIES 199_-_ SUPPLEMENT
                           Dated as of ______ __, 199_

                         POOLING AND SERVICING AGREEMENT
                         Dated as of __________ __, 199_

                    ---------------------------------------

                    BANK OF AMERICA MASTER CREDIT CARD TRUST
                                  Series 199_-_

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                                TABLE OF CONTENTS

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SECTION 1.                 Designation..........................................................................      1

SECTION 2.                 Definitions..........................................................................      1

SECTION 3.                 Servicing Compensation and Assignment of

                           Interchange..........................................................................     20

SECTION 4.                 Reassignment and Transfer Terms......................................................     22

SECTION 5.                 Delivery and Payment for the Investor

                           Certificates.........................................................................     22

SECTION 6.                 Depository; Form of Delivery of Investor

                           Certificates.........................................................................     22

SECTION 7.                 Article IV of Agreement..............................................................     22

         SECTION 4.04               Rights of Certificateholders and the
                                    Collateral Interest Holder..................................................     22
         SECTION 4.05               Allocations.................................................................     23
         SECTION 4.06               Determination of Monthly Interest...........................................     27
         SECTION 4.07               Determination of Monthly Principal..........................................     29
         SECTION 4.08               Coverage of Required Amount.................................................     30
         SECTION 4.09               Monthly Payments............................................................     31
         SECTION 4.10               Investor Charge-Offs........................................................     35
         SECTION 4.11               Excess Spread; SHARED Excess Finance
                                    Charge Collections..........................................................     37
         SECTION 4.12               Reallocated Principal Collections...........................................     38
         SECTION 4.13               Shared Excess Finance Charge
                                    Collections.................................................................     39
         SECTION 4.14               Shared Excess Principal Collections.........................................     40
         SECTION 4.15               Principal Funding Account...................................................     40
         SECTION 4.16               Reserve Account.............................................................     41
         SECTION 4.17               Determination of [Index]....................................................     43
         SECTION 4.18               Transferor's or Servicer's Failure
                                    to Make a Deposit or Payment................................................     44

SECTION 8.                 Article V of the Agreement...........................................................     44

         SECTION 5.01               Distributions...............................................................     44
         SECTION 5.02               Monthly Series 199_-_ Certificateholders'
                                    Statement...................................................................     45

SECTION 9.                 Series 199_-_ Pay Out Events.........................................................     47

SECTION 10.                Series 199_-_ Termination............................................................     49

SECTION 11.                Counterparts.........................................................................     49

SECTION 12.                Periodic Finance Charges and Other Fees..............................................     49
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SECTION 13.                Governing Law........................................................................    49

SECTION 14.                No Petition..........................................................................    49

SECTION 15.                Tax Representation and Covenant......................................................    49

SECTION 16.                Certain Tax Related Amendments.......................................................    50
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EXHIBITS
- --------

EXHIBIT A-1                Form of Class A Certificate
EXHIBIT A-2                Form of Class B Certificate
EXHIBIT B                  Form of Monthly Payment Instructions and
                           Notification to the Trustee
EXHIBIT C                  Form of Monthly Series 199_-_ Certificateholders'
                           Statement

             Series 199_-_ SUPPLEMENT, dated as of ______ __, 199_ (this "Series Supplement"), between BANK OF AMERICA NATIONAL ASSOCIATION, a national banking association, as Transferor and Servicer, and [NAME OF TRUSTEE], as Trustee under the Pooling and Servicing Agreement, dated as of _________ __, 199_, between Bank of America National Association and the Trustee (as amended, the "Agreement").

             Pursuant to this Series Supplement, the Transferor and the Trust shall create a Series of Investor Certificates and shall specify the Principal Terms thereof.


             SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 199_-_ Certificates." The two classes shall be designated the Class A [Floating-Rate][Fixed- Rate] Asset Backed Certificates, Series 199_-_ (the "Class A Certificates") and the Class B [Floating-Rate] [Fixed-Rate] Asset Backed Certificates, Series 199_-_ (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 199_-_ (the "Collateral Interest").



             (b) Series 199_-_ shall be included in SHARED Excess Finance Charge Group [ONE] and THE Shared EXCESS Principal Collections Group (as defined below). Series 199_-_ shall not be subordinated to any other Series.


             (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in Section 1.01 of the Agreement shall not be applicable to the Collateral Interest.


             SECTION 2. Definitions.

             In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.


             "Acceptable Successor Servicer" shall mean, [Name of Trustee] or any other Servicer [approved by the Rating Agencies to be an Acceptable Successor Servicer].

             "Accumulation Period" shall mean, solely for the purposes of the definition of Shared Excess Principal Collections Group Monthly Principal Payment as such term is defined in each Supplement relating to the Shared Excess Principal Collections Group, the Controlled Accumulation Period.

             "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series (other than Series 199_-_) which are not expected to be in their revolving periods, and (c) the initial investor interests (or other amounts specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Excess Principal Collections to other Series and are in their revolving periods.

             "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.09(i).

             "Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

             "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest.

             "Aggregate Investor Default Amount" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

             "Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such

Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Excess Principal Collections with respect to the Shared Excess Principal Collections Group that are allocated to Series 199_-_ in accordance with subsection 4.14(b).

             "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.16(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

             "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest, each for the related Interest Period, and the Certificateholder Servicing Fee and the Servicer Interchange, each with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

             "Certificateholder Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

             "Class A Additional Interest" shall have the meaning specified in subsection 4.06(a).

             "Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

             "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.15(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.16(b) and 4.16(d).

             "Class A Certificate Rate" shall mean [from the Closing Date through _____ __, 199_, from _____ __, 199_ through ____ __, 199_ and with respect to each Interest Period thereafter,] a per annum rate equal to ____% per annum [in excess of [Index] as determined on the related [Index] Determination Date].

             "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

             "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

             "Class A Deficiency Amount" shall have the meaning specified in subsection 4.06(a).

             "Class A Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period; provided, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series, and the denominator of which is equal to the numerator used to determine the Fixed Investor Percentage with respect to such Monthly Period.

             "Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

             "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $___________.

             "Class A Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class A Fixed Allocation.

             "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.10(a).

             "Class A Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period.

             "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

             "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

             "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

             "Class A Required Amount" shall have the meaning specified in subsection 4.08(a).

             "Class A Scheduled Payment Date" shall mean the __________ ____ Distribution Date.

             "Class A Servicing Fee", shall have the meaning specified in subsection 3(a) of this Series Supplement.

             "Class B Additional Interest" shall have the meaning specified in subsection 4.06(b).

             "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

            "Class B Certificate Rate" shall mean [from the Closing Date through _____ __, 199_, from _____ __, 199_ through ____ __, 199_ and with respect to each Interest Period thereafter,] a per annum rate equal to ____% per annum [in excess of [Index], as determined on the related [Index] Determination Date].

             "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

             "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

             "Class B Deficiency Amount" shall have the meaning specified in subsection 4.06(b).

             "Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period; provided, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class B Investor Interest (less, if the Class A Fixed Allocation is zero, the balance on deposit in the Principal Account [and the Principal Funding Account, in each case] to the extent not subtracted in reducing the Class A Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used in determining the Fixed Investor Percentage with respect to such Monthly Period.

             "Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

             "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $__________.

             "Class B Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

             "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

             "Class B Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period.

             "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the aggregate amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

             "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b).

             "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

             "Class B Required Amount" shall have the meaning specified in subsection 4.08(b).

             "Class B Scheduled Payment Date" shall mean the __________ ____ Distribution Date.

             "Class B Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

             "Closing Date" shall mean ______ __, 199_.

             "Code" shall mean the Internal Revenue Code of 1986, as amended.

             "Collateral Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

             "Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03 (a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

             "Collateral Charge-Offs" shall have the meaning specified in subsection 4.10(c).

             "Collateral Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the elated Monthly Period.

             "Collateral Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period; provided, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Collateral Interest (less, if the Class B Fixed Allocation is zero, the balance on deposit in the Principal Account, to the extent not subtracted in reducing the Class B Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used in determining the Fixed Investor Percentage with respect to such Monthly Period.

             "Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

             "Collateral Initial Interest" shall mean the aggregate initial principal amount of the Collateral Interest, which is $___________.

             "Collateral Interest" shall mean, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement; provided, however, that, with respect to any date, the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the aggregate amount of Reallocated Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and
(b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Collateral Interest may not be reduced below zero.

             "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

             "Collateral Interest Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

             "Collateral Monthly Interest" shall mean the monthly interest distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.06(c).

             "Collateral Monthly Principal" shall mean the monthly principal distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.07(c).

             "Collateral Rate" shall mean, for any Interest Period, the rate specified in the Loan Agreement.

             "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $__________; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.09(i), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest will be equal to (i) the product of (x) the Class A Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number and
(b) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest as of such Transfer Date.

             "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on __________ ____, ____ or such later date as is determined in accordance with subsection 4.09(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 199_-_ Termination Date.

             "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

             "Covered Amount" shall mean an amount, determined as of the Transfer Date with respect to any Interest Period, equal to the product of (a)
(i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

             "Credit Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

             "Credit Enhancement Provider" shall mean the Collateral Interest Holder.

             "Cumulative Series Finance Charge Shortfall" shall mean the sum of the Series Finance Charge Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in the Shared Excess Principal Collections Group.

             "Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in the Shared Excess Principal Collections Group.

             "Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Shared Excess Principal Collections Group Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series in the Shared Excess Principal Collections Group, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

             "Deficiency Amount" shall mean, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

             "Distribution Date" shall mean ____ __, 199_ and the _________ day of each calendar month thereafter, or if such ___________ day is not a Business Day, the next succeeding Business Day.

             "Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii).


             "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period, AND THE DENOMINATOR OF WHICH IS THE GREATER OF (A) THE AGGREGATE AMOUNT OF PRINCIPAL RECEIVABLES IN THE TRUST DETERMINED AS OF THE CLOSE OF BUSINESS ON THE LAST DAY OF THE PRIOR MONTHLY PERIOD AND (B) THE SUM OF THE NUMERATORS USED TO CALCULATE THE INVESTOR PERCENTAGES (AS SUCH TERM IS DEFINED IN THE AGREEMENT) FOR ALLOCATIONS WITH RESPECT TO PRINCIPAL RECEIVABLES FOR ALL OUTSTANDING SERIES ON SUCH DATE OF DETERMINATION; provided, however, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series); provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.


             "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the opening of business on the Closing Date, and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause
(a) hereof shall be (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

             "[Index]" shall mean, for any Interest Period, the [description of [Index]] determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.17.

             "[Index] Determination Date" shall mean [description of dates on which [Index] is determined.

             "Initial Investor Interest" shall mean $___________.

             "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

             "Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

             "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Collateral Interest.

             "Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

             "Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

             "Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

             "Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii), (iii) and
(iv), 4.05(b)(ii), (iii) and (iv) or 4.05(c)(ii), in each case, as applicable to such Monthly Period and (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.09(a)(iii) and 4.11(a) (to the extent allocable to the Class A Investor Default Amount), (b), (c) (to the extent allocable to the Class B Investor Default Amount), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited into the Principal Account pursuant to subsection 4.05(d).

             "Investor Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

             "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee, and the Collateral Interest Holder, dated as of ______ __, 199_, as amended or modified from time to time.

             "Monthly Interest" shall mean, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any, and (c) the Collateral Monthly Interest, each with respect to such Transfer Date.

             "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include _____ ____, 199_.

             "Net Servicing Fee Rate" shall mean (a) so long as the Transferor, an Affiliate thereof or an Acceptable Successor Servicer is the Servicer, ____% per annum and (b) if the Transferor, an Affiliate thereof or an Acceptable Successor Servicer is no longer the Servicer, __% per annum.

             "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 or a Series 199_-_ Pay Out Event is deemed to occur pursuant to Section 9 hereof.

             "Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting ___% from the result for each Monthly Period.

             "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.16, each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the

Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

             "Principal Funding Account" shall have the meaning set forth in subsection 4.15(a).

             "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

             "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

             "Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

             "Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 199_-_ Termination Date and (b) the termination of the Trust pursuant to Section 12.01.

             "Rating Agency" shall mean Moody's and Standard & Poor's.

             "Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

             "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

             "Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12 (a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

             "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

             "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

             "Required Collateral Interest" shall mean (a) initially, $__________ and (b) on any Transfer Date thereafter, ____% of the sum of the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, and the Collateral Interest on the prior Transfer Date, after any adjustments to be made on such date, but not less than $__________; provided, however, that (x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or
(ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and
(ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Interest may be reduced at the Transferor's option at any time to a lesser amount if the Transferor, the Servicer, the Collateral Interest Holder and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

             "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) ___% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 199_-_.

             "Reserve Account" shall have the meaning specified in subsection 4.16(a).

             "Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than __%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than __%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than __%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

             "Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

             "Reserve Draw Amount" shall have the meaning specified in subsection 4.16(c).

             "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

             "Series 199_-_", shall mean the Series of the Bank of America Master Credit Card Trust represented by the Investor Certificates.

             "Series 199_-_ Certificateholders" shall mean the holder of record of a Series 199_-_ Certificate.

             "Series 199_-_ Certificates" shall mean the Class A Certificates and the Class B Certificates.

             "Series 199_-_ Pay Out Event" shall have the meaning specified in
Section 9 hereof.

             "Series 199_-_ Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the ______ ____ Distribution Date and (c) the Trust Termination Date.

             "Series Finance Charge Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) the aggregate amount to be distributed pursuant to subsections 4.11(a) though (j) over (b) the aggregate amount of Excess Spread for such Transfer Date.

             "Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, and (B) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date and (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than Reallocated Principal Collections available to pay the Class A Investor Default Amount and the Class B Investor Default Amount) for such Transfer Date.

             "Series Servicing Fee Percentage" shall mean __%.

             "Servicer Interchange" shall mean, for any Monthly Period, the portion of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of such Monthly Period and (ii) ___%.

             "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Finance Charge Shortfall with respect to other outstanding Series in Shared Excess Finance Charge Group [ONE] or (b) the amounts allocated to the investor certificates of other Series in Shared Excess Finance Charge Group [ONE] which the applicable Supplements for such Series specify are to be treated as "Shared Excess Finance Charge Collections" and which may be applied pursuant to Section 4.11 with respect to the Investor Certificates.


             "Shared Excess Principal Collections" shall mean, with respect to any Distribution Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series in the Shared Excess Principal Collections Group or
(b) the amounts allocated to the investor certificates of other Series in the Shared Excess Principal Collections Group which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.


             "Shared Excess Principal Collections Group" shall mean Series 199_-_ and each other Series specified in the related Supplement to be included in the Shared Excess Principal Collections Group.

             "Shared Excess Principal Collections Group Monthly Principal Payment" shall mean with respect to any Monthly Period, for all Series in the Shared Excess Principal Collections Group (including Series 199_-2) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group),
(c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in the Shared Excess Principal Collections Group in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group),
(d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in the Shared Excess Principal Collections Group in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series in the Shared Excess Principal Collections Group.

             "Unallocated Principal Collections" shall have the meaning specified in subsection 4.05(d).

             SECTION 3. Servicing Compensation and Assignment of Interchange.
(a) The share of the Servicing Fee allocable to Series 199_-_ with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to $_______. On each Transfer Date for which the Transferor, an Affiliate of the Transferor, or an Acceptable Successor Servicer is the Servicer, the Servicer Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of ____% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The Servicer Interchange with respect to the first Transfer Date shall be equal to $_______. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to $_______. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to $______. The share of the Investor Servicing Fee allocable to the Collateral Interest with respect to any Transfer Date (the "Collateral Interest Servicing Fee", together with the Class A Servicing Fee and the Class B Servicing Fee, the "Certificateholder Servicing Fee") shall be equal to one-twelfth of the product of (i) the Collateral Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to $______. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or if applicable subsection 4.09(c)(i).

             (b) On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Transferor with respect to such Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by the Transferor with respect to such Monthly Period and (iii) the Investor Percentage with regard to Finance Charge Receivables. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificates with respect to the preceding Monthly Period. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 199_-_, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all investor certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

             SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

             SECTION 5. Delivery and Payment for the Investor Certificates. The Transferor shall execute and deliver the Series 199_-_ Certificates to the Trustee for authentication in accordance with Section 6.01. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.02.

             SECTION 6. Depository; Form of Delivery of Investor Certificates.

             (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10.

             (b) The Depository for Series 199_-_ shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

             SECTION 7. Article IV of Agreement. Sections 4.01, 4.02 and 4.03 shall be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

             SECTION 4.04 Rights of Certificateholders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution

Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

             SECTION 4.05 Allocations.

             (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

             (i) Allocate to the Investor Certificateholders the product of (y) the Investor Percentage on the Date of Processing of such Collections and (z) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the [Index] Determination Date occurring in such Monthly Period, an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and (B) on and after the [Index] Determination Date occurring during such Monthly Period, the difference between (1) the Monthly Interest with respect to the immediately following Transfer Date (plus, if the Transferor or an Affiliate of the Transferor is not the Servicer, the Certificateholder Servicing Fee for such Transfer Date plus the amount of any Certificateholder Servicing Fee due but not paid to the Servicer on any prior Transfer Date) and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or (II) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificateholders on such Date of Processing pursuant to this subsection 4.05(a)(i); provided, however, that if a deposit pursuant to subsection 4.05(a)(i)(I) is made on any Date of Processing, on the related Transfer Date, the Servicer shall withdraw from the Collection Account and deposit into the Finance Charge Account an amount equal to the amount of Collections of Finance Charge Receivables that have been allocated to the Investor Certificateholders during the related Monthly Period but not previously deposited in the Finance Charge Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with Section 4.09.

             (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

             (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

             (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.05(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(a)(iv)(B) be greater than the Transferor Interest on such Date of Processing.

             (b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

             (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

             (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

             (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

             (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above, if any; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.05(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(b)(iv)(B) be greater than the Transferor Interest on such Date of Processing.

             (c) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

             (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

             (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.05(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(c)(ii)(B) be greater than the Transferor Interest on such Date of Processing.

             (d) Unallocated Principal Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Transferor Certificate because of the limitations contained in subsections 4.05(a)(iv)(B), 4.05(b)(iv)(B) and 4.05(c)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal

Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal Collections") shall be held in the Principal Account and, prior to the commencement of the Controlled Accumulation Period or the Rapid Amortization Period, shall be paid to the Holder of the Transferor Certificate when, and only to the extent that, the Transferor Interest is greater than zero. For each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, any such Unallocated Principal Collections held in the Principal Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.09 on such Transfer Date.

             With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a), 4.05(b) and 4.05(c), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

             SECTION 4.06 Determination of Monthly Interest.

             (a) The amount of monthly interest distributable to the Class A Certificates shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is [the actual number of days in the related Interest Period][30] and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period, times
(ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is [the actual number of days in the related Interest Period][30] and the denominator of which is 360, times (2) the sum of the Class A Certificate Rate in effect with respect to the related Interest Period, plus __% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (the "Class A Additional Interest") shall also be distributable to the Class

A Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(a) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

             (b) The amount of monthly interest distributable to the Class B Certificates shall be an amount equal to the product of (i)(A) a fraction, the numerator of which [is the actual number of days in the related Interest Period][30] and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, times
(ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which [is the actual number of days in the related Interest Period][30] and the denominator of which is 360, times (2) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period, plus __% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

             (c) The amount of monthly interest distributable to the Collateral Interest, which shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period, and (ii) the Collateral Interest determined as of the Record Date preceding such Transfer Date (the "Collateral Monthly Interest"); provided, however, that for the purposes of determining Collateral Monthly Interest only, the Collateral Rate shall not exceed a per annum rate of __% in excess of [Index] as determined on the related [Index] Determination Date.

             SECTION 4.07 Determination of Monthly Principal.

             (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest on such Transfer Date prior to any deposit into the Principal Funding Account on such Transfer Date.

             (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), for the Controlled Accumulation Period, beginning with the Transfer Date following the Monthly Period in which the Class A Investor Interest has been paid in full, and during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Investor Interest has been paid in full, shall be an amount equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

             (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (A) during the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (z) of the proviso in the definition thereof, an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.10 and 4.12) over the Required Collateral Interest on such Transfer Date and
(2) the Available Investor Principal Collections on such Transfer Date or (B) during the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Interest on such Transfer Date, and (2) the excess, if any, of (i) the Available Investor Principal Collections on such Transfer Date over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

             SECTION 4.08 Coverage of Required Amount.

             (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

             (b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

             (c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and Class B Required Amount.

             SECTION 4.09 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

             (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

             (i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

             (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

             (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

             (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

             (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

             (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

             (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

             (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

             (c) An amount equal to the Collateral Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

             (i) if the Transferor, an Affiliate of the Transferor or an Acceptable Successor Servicer is no longer the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

             (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

             (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:


             (i) AN AMOUNT EQUAL TO THE COLLATERAL MONTHLY PRINCIPAL FOR SUCH TRANSFER DATE SHALL BE DISTRIBUTED TO THE COLLATERAL INTEREST HOLDER IN ACCORDANCE WITH THE LOAN AGREEMENT;

             (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in the Shared Excess Principal Collections Group and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Excess Principal Collections and applied to Series in the Shared Excess Principal Collections Group other than this Series 199_-_; and

             (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(d)(ii) be greater than the Transferor Interest on such Transfer Date.


             (e) During the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

             (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

             (ii) after giving effect to the distribution referred to in clause
        (i) above, an amount equal to the Class B Monthly Principal shall be deposited into the Distribution Account;

             (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 199_-_ Termination Date, in which case on the Series 199_-_ Termination Date) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

             (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in the Shared Excess Principal Collections Group and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Excess Principal Collections and applied to Series in the Shared Excess Principal Collections Group other than this Series 199_-_; and

             (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.09(e)(i) through (iv) above shall be paid to the Holder of the Transferor

        Certificate; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

             (f) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

             (g) On each Distribution Date, the Trustee shall pay in accordance with subsection 5.01(a) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(a)(i) on the preceding Transfer Date and (b) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(b)(i) on the preceding Transfer Date.

             (h) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with Section 5.01 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.09(e) and (f) on the related Transfer Date in the following priority:

             (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Certificateholders; and

             (ii) for each Distribution Date with respect to the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders.

        (i) The Controlled Accumulation Period is scheduled to commence at the close of business on __________ ____, ____; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the __________ ____ Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month.

             SECTION 4.10 Investor Charge-Offs.

             (a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer
Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).

             (b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c) and
Section 4.12, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.11(d).

             (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to
Section 4.12 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(h).


             SECTION 4.11 Excess Spread; SHARED Excess Finance Charge Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread and SHARED Excess Finance Charge Collections allocated to Series 199_-_ with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority:


             (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a);

             (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

             (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

             (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

             (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

             (f) if the Transferor, an Affiliate of the Transferor or an Acceptable Successor Servicer is the Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees shall be paid to the Servicer;

             (g) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

             (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

             (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.16(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and


             (j) an amount equal to the aggregate of any other amounts then due to the Collateral Interest Holder out of collections of Excess Spread and SHARED Excess Finance Charge Collections allocated to Series 199_-_ pursuant to the Loan Agreement shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

             (k) the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Shared Excess Finance Charge Collections Group [ONE].


             SECTION 4.12 Reallocated Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

             (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied in accordance with, and in the priority set forth in, subsection 4.09(a)(i), (ii) and (iii); and

             (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first pursuant to subsections 4.09(b)(i) and
(ii), and in the priority set forth in subsection 4.09(b), and then pursuant to subsection 4.11(c).

             On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

             SECTION 4.13 Shared Excess Finance Charge Collections.

             (a) The portion of Shared Excess Finance Charge Collections on deposit in the Finance Charge Account equal to the amount of Shared Excess Finance Charge Collections allocable to Series 199_-_ on any Transfer Date shall be applied as Shared Excess Finance Charge Collections pursuant to Section 4.11 and pursuant to such Section 4.11 shall be deposited in the Distribution Account or to the extent not needed to make distributions pursuant to Section 4.11, shall be paid to the Holder of the Transferor Certificate.


             (b) Shared Excess Finance Charge Collections allocable to Series 199_-_ with respect to any Transfer Date shall mean an amount equal to the Series Finance Charge Shortfall, if any, with respect to Series 199_-_ for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Finance Charge Collections for all Series in Shared Excess Finance Charge Collections Group [ONE] for such Transfer Date is less than the Cumulative Series Finance Charge Shortfall for such Transfer Date, then Shared Excess Finance Charge Collections allocable to Series 199_-_ on such Transfer Date shall equal the product of (i) Shared Excess Finance Charge Collections for all Series in Shared Excess Finance Charge Collections Group [ONE] for such Transfer Date and (ii) a fraction, the numerator of which is the Series Finance Charge Shortfall with respect to Series 199_-_ for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Finance Charge Shortfall for all

Series in Shared Excess Finance Charge Collections Group [ONE] for such Transfer Date.


             SECTION 4.14 Shared Excess Principal Collections.


             (a) The portion of Shared Excess Principal Collections on deposit in the Principal Account equal to the amount of Shared Excess Principal Collections with respect to THE Shared Excess Principal Collections Group allocable to Series 199_-_ on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to Section 4.09 and pursuant to such
Section 4.09 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

             (b) Shared Excess Principal Collections with respect to THE Shared Excess Principal Collections Group allocable to Series 199_-_ with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 199_-_ for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Excess Principal Collections allocable to Series 199_-_ on such Transfer Date shall equal the product of (i) Shared Excess Principal Collections for all Series in THE SHARED Excess Principal Collections Group for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 199_-_ for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.



             SECTION 4.15 Principal Funding Account.

             (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the

Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(e).


             (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments EVIDENCING OBLIGATIONS OF ANY OF THE CORPORATION OR OF ANY AFFILIATE THEREOF; PROVIDED, HOWEVER, THAT IF NO OBLIGATIONS OF THE CORPORATION OR OF ANY AFFILIATE THEREOF SHALL QUALIFY AS PERMITTED INVESTMENTS, NOTWITHSTANDING THE PRECEDING, THE FUNDS ON DEPOSIT IN THE PRINCIPAL FUNDING ACCOUNT SHALL BE INVESTED BY THE TRUSTEE IN PERMITTED INVESTMENTS. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.


             On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, for application as Class A Available Funds applied pursuant to subsection 4.09(a)(i).

             An amount equal to any Principal Funding Investment Shortfall shall be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.16(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

             SECTION 4.16 Reserve Account.

             (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).


             (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments EVIDENCING OBLIGATIONS OF ANY OF THE CORPORATION OR OF ANY AFFILIATE THEREOF; PROVIDED, HOWEVER, THAT IF NO OBLIGATIONS OF THE CORPORATION OR OF ANY AFFILIATE THEREOF SHALL QUALIFY AS PERMITTED INVESTMENTS, NOTWITHSTANDING THE PRECEDING, THE FUNDS ON DEPOSIT IN THE RESERVE ACCOUNT SHALL BE INVESTED BY THE TRUSTEE IN PERMITTED INVESTMENTS. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.


             (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, the

Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.11(i) with respect to such Transfer Date.

             (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

             (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

             (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 199_-_ Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

             SECTION 4.17 Determination of [Index].

             (a) On each [Index] Determination Date, the Trustee shall determine [Index] on the basis of [description of determination of [Index]].

             [(b) The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (___) ___-____.]

             [(c) On each [Index] Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile notification of [Index] for the following Interest Period.]

             SECTION 4.18 Transferor's or Servicer's Failure to Make a Deposit or Payment.

             If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 199_-_ Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

             SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

             SECTION 5.01 Distributions. (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.09 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A

Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

             (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.09 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

             SECTION 5.02 Monthly Series 199_-_ Certificateholders' Statement.

             (a) On or before each Distribution Date, the Trustee shall forward to each Series 199_-_ Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (ix) and (x) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate, as applicable):

             (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively;

             (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively;

             (iii) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

             (iv) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

             (v) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

             (vi) the aggregate amount of Principal Receivables arising in Rebate Accounts with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

             (vii) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89 and 90 or more days delinquent as of the end of the day on the Record Date;

             (viii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the related Monthly Period;

             (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs for the related Monthly Period;

             (x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

             (xi) the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Collateral Servicing Fee and the Servicer Interchange for the related Monthly Period;

             (xii) the Portfolio Yield for the preceding Monthly Period;

             (xiii) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

             (xiv) the Class B Investor Interest and the Collateral Interest as of the close of business on such Distribution Date;

             (xv) [Index] for the Interest Period ending on such Distribution Date;

             (xvi) the Principal Funding Account Balance on the related Transfer Date;

             (xvii) the Accumulation Shortfall;

             (xviii) the Principal Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

             (xix) the Principal Funding Investment Shortfall on the related Transfer Date;

             (xx) the amount of Class A Available Funds and Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date; and

             (xxi) such other items as are set forth in Exhibit C to this Series Supplement.

             (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1997, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 199_-_ Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 199_-_ Certificateholders, as set forth in subclauses (i), (ii) and (iii) in subsection 5.02(a), aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 199_-_ Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 199_-_ Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

             SECTION 9. Series 199_-_ Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:

             (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 199_-_ Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than __% of the Investor Interest of this Series 199_-_, and continues to affect materially and adversely the interests of the Series 199_-_ Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) for such period;

             (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or 2.06, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than __% of the Investor Interest of this Series 199_-_, and (ii) as a result of which the interests of the Series 199_-_ Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 199_-_ Pay Out Event pursuant to this subsection 9(b) hereof shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

             (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

             (d) the Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.06(a);

             (e) any Servicer Default shall occur which would have a material adverse effect on the Series 199_-_ Certificateholders; or

             (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates evidencing Undivided Interests aggregating not less than __% of the Investor Interest of this Series 199_-_ by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 199_-_ Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 199_-_ Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

             SECTION 10. Series 199_-_ Termination. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 199_-_ Termination Date.

             SECTION 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

             SECTION 12. Periodic Finance Charges and Other Fees. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

             SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             SECTION 14. No Petition. The Transferor, the Servicer and the Trustee, by entering into this Series Supplement and each Investor Certificateholder, by accepting a Series 199_-_ Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

             SECTION 15. Tax Representation and Covenant. Any holder of an interest in the Trust acquired pursuant to Section 12.01(b) in respect of the Series 199_-_ Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704 (b)
(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b) (2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

             SECTION 16. Certain Tax Related Amendments. In addition to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Transferor without the consent of the Servicer, Trustee or any Investor Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder; provided, however, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

             IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 199_-_ Supplement to be duly executed by their respective officers as of the day and year first above written.

                                          BANK OF AMERICA NATIONAL
                                            ASSOCIATION,
                                            Transferor and Servicer


                                          By:__________________________
                                               Name: __________________
                                               Title: _________________

                                          [NAME OF TRUSTEE],
                                            Trustee


                                          By:__________________________
                                               Name: __________________
                                               Title: _________________

                                                                     EXHIBIT A-1

                               FORM OF CERTIFICATE

                                     CLASS A

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
             REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BANK OF AMERICA NATIONAL ASSOCIATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.__                                                                  $________

                                                             CUSIP NO. _________



                    BANK OF AMERICA MASTER CREDIT CARD TRUST
                       CLASS A [FLOATING-RATE][FIXED-RATE]
                     ASSET BACKED CERTIFICATE, SERIES 199_-_

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by Bank of America National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

Proceeds from the assets in the related Trust will be the only source of payments on the Certificates. The Certificates do not represent an obligation of or interest in the Transferor, BankAmerica Corporation, Bank of America NT&SA or any of their affiliates. Neither the Certificates nor the underlying Receivables or other assets of the Trust are insured or guaranteed by any governmental agency or instrumentality or by BankAmerica Corporation, Bank of America NT&SA or any of their affiliates.

- -------------
* MasterCard(R) and VISA (R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A. Inc., respectively.

             This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Bank of America National Association, a national banking association organized and existing under the laws of the United States of America, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of ___________ __, 199_ as supplemented by the Series 199_-_ Supplement dated as of ______ __, 199_ (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and between Bank of America National Association as Transferor (the "Transferor") and as Servicer (the "Servicer"), and [Name of Trustee], as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

             The Series 199_-_ Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

             The Transferor has structured the Pooling and Servicing Agreement and the Series 199_-_ Certificates with the intention that the Series 199_-_ Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 199_-_ Certificateholder (or Series 199_-_ Certificate Owner) by acceptance of its Series 199_-_ Certificate (or in the case of a Series 199_-_ Certificate Owner, by virtue of such Series 199_-_ Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 199_-_ Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 199_-_ Certificateholder agrees that it will cause any Series 199_-_ Certificate Owner acquiring an interest in a Series 199_-_ Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 199_-_ Certificates as indebtedness for certain tax purposes.

             This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as

                                      A-1-2
amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.


             Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.











                                     A-1-3

             IN WITNESS WHEREOF, Bank of America National Association has caused this Class A Certificate to be duly executed.


                                                 By:__________________________
                                                      Authorized Officer


Date:  ______ __, 199_





                                      A-1-4

                 Form of Trustee's Certificate of Authentication

                          CERTIFICATE OF AUTHENTICATION


             This is one of the Series 199_-_ Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                               [NAME OF TRUSTEE],
                                                      Trustee

                                               By:_____________________________
                                                    Authorized Signatory

                                                                     EXHIBIT A-2


                               FORM OF CERTIFICATE

                                     CLASS B


                UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
            REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BANK OF AMERICA NATIONAL ASSOCIATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.                                                                   $
   ---------                                                           ---------
                                                           CUSIP NO.
                                                                    ------------


                    BANK OF AMERICA MASTER CREDIT CARD TRUST
                       CLASS A [FLOATING-RATE][FIXED-RATE]
                     ASSET BACKED CERTIFICATE, SERIES 199 -
                                                         - -

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by Bank of America National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

- --------------------------------------------------------------------------------
Proceeds from the assets in the related Trust will be the only source of payments on the Certificates. The Certificates do not represent an obligation of or interest in the Transferor, BankAmerica Corporation, Bank of America NT&SA or any of their affiliates. Neither the Certificates nor the underlying Receivables or other assets of the Trust are insured or guaranteed by any governmental agency or instrumentality or by BankAmerica Corporation, Bank of America NT&SA
or any of their affiliates.
- --------------------------------------------------------------------------------

- ----------------

* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A. Inc., respectively.

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Bank of America National Association, a national banking association organized and existing under the laws of the United States of America, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of _________ __, 199_ as supplemented by the Series 199_-_ Supplement dated as of
______ __, 199_ (collectively, as amended from time to time the "Pooling and Servicing Agreement"), by and between Bank of America National Association as Transferor (the "Transferor") and as Servicer (the "Servicer"), and [Name of Trustee], as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

The Series 199_-_ Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Transferor has structured the Pooling and Servicing Agreement and the Series 199_-_ Certificates with the intention that the Series 199_-_ Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 199_-_ Certificateholder (or Series 199_-_ Certificate Owner) by acceptance of its Series 199_-_ Certificate (or in the case of a Series 199_-_ Certificate owner, by virtue of such Series 199_-_ Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 199_-_ Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 199_-_ Certificateholder agrees that it will cause any Series 199_-_ Certificate owner acquiring an interest in a Series 199_-_ Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 199_-_ Certificates as indebtedness for certain tax purposes.

This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing

                                      A-2-2

Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



                                     A-2-3

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                                      A-2-8

         IN WITNESS WHEREOF, Bank of America National Association has caused this Class B Certificate to be duly executed.



                                                By:_____________________________
                                                   Authorized Officer

Date: ______ __, 199_

                                      A-2-4

                 Form of Trustee's Certificate of Authentication

                          CERTIFICATE OF AUTHENTICATION


         This is one of the Series 199_-_ Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                               [NAME OF TRUSTEE],
                                                       Trustee


                                               By:_____________________________
                                                      Authorized Signatory

                                                                       EXHIBIT B


              FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                      BANK OF AMERICA NATIONAL ASSOCIATION
             BANK OF AMERICA MASTER CREDIT CARD TRUST SERIES 199_-_
                    MONTHLY PERIOD ENDING _________ __, ____

         Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 199_-_ Supplement. This notice is delivered pursuant to Section 4.09.

A.       Bank of America is the Servicer under the Pooling and Servicing
         Agreement.

B.       The undersigned is a Servicing Officer.

C. The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

         Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee
(i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on _________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 199_-_ Supplement and Section 4.09 of the Pooling and Servicing Agreement:

A.       Pursuant to subsection 3(a) of the
         Series 199_-_ Supplement:

            1. Servicer Interchange                                 $___________

B.       Pursuant to subsection 4.09(a)(i):

            1. Class A Monthly Interest at the Class A
               Certificate Rate on the Class A Investor
               Interest                                             $___________

            2. Class A Deficiency Amount                            $___________

            3. Class A Additional Interest                          $___________

C.       Pursuant to subsection 4.09(a)(ii):

            1. Class A Servicing Fee                                $___________

            2. Accrued and unpaid Class A
               Servicing Fee                                        $___________

D.       Pursuant to subsection 4.09(a)(iii):

            1. Class A Investor Default
               Amount                                               $___________

E.       Pursuant to subsection 4.09(a)(iv):

            1. Portion of Excess Spread
               from Class A Available Funds
               to be allocated and
               distributed as provided in
               Section 4.11                                         $___________

F.       Pursuant to subsection 4.09(b)(i):

            1. Class B Monthly Interest at
               the Class B Certificate Rate
               on the Class B Investor
               Interest                                             $___________

            2. Class B Deficiency Amount                            $___________

            3. Class B Additional Interest                          $___________

G.       Pursuant to subsection 4.09(b)(ii):

            1. Class B Servicing Fee                                $___________

            2. Accrued and unpaid Class B
               Servicing Fee                                        $___________

H.       Pursuant to subsection 4.09(b)(iii):

            1. Portion of Excess Spread
               from Class B Available Funds
               to be allocated and
               distributed as provided in
               Section 4.11                                         $___________

I.       Pursuant to subsection 4.09(c)(i):

            1. Collateral Interest
               Servicing Fee, if applicable                         $___________

            2. Accrued and unpaid
               Collateral Interest
               Servicing Fee, if applicable                         $___________

J.        Pursuant to subsection 4.09(c)(ii):

            1. Portion of Excess Spread
               from Collateral Available
               Funds to be allocated and
               distributed as provided in
               Section 4.11                                         $___________

               Total                                                $
                                                                     ===========

K.       Pursuant to subsection 4.09(d)(i):

         1.    Amount to be treated as
               Shared Excess Principal Collections                  $___________

L.       Pursuant to subsection 4.09(d)(ii):

         1.    Amount to be paid to the
               Holder of the Seller
               Certificate                                          $___________

         2.    Unallocated Principal
               Collections                                          $___________

M.       Pursuant to subsection 4.09(e)(i):

         1.    Class A Monthly Principal                            $___________

N.       Pursuant to subsection 4.09(e)(ii):

         1.    Class B Monthly Principal                            $___________

O.       Pursuant to subsection 4.09(e)(iii)

         1.    Collateral Monthly Principal
               to be applied in accordance
               with the Loan Agreement                              $___________

P.       Pursuant to subsection 4.09(e)(iv):

         1.    Amount to be treated as
               Shared Excess Principal Collections                  $___________

Q.       Pursuant to subsection 4.09(e)(v):

         1.    Amount to be paid to the
               Holder of the Seller
               Certificate                                          $___________

         2.    Unallocated Principal
               Collections                                          $___________

               Total                                                $
                                                                     ===========

R.       Pursuant to subsection 4.09(f):

         1.    Amount to be withdrawn from
               the Principal Funding
               Account and deposited into
               the Distribution Account                             $___________

II.      INSTRUCTION TO MAKE CERTAIN PAYMENTS

         Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Distribution Account on _________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section 4.09 as set forth below:

A.       Pursuant to subsection 4.09(g);

         1.     Amount to be distributed to
                Class A Certificateholders                          $___________

         2.     Amount to be distributed to
                Class B Certificateholders                          $___________

B.       Pursuant to subsection 4.09(h)(i):

         1.     Amount to be distributed to
                the Class A
                Certificateholders                                  $___________

C.       Pursuant to subsection 4.09(h)(ii):

         1.     Amount to be distributed to
                the Class B
                Certificateholders                                  $___________

III.     APPLICATION OF EXCESS SPREAD

         Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A.       The amount equal to the Class A
         Required Amount, if any, which will be
         used to fund the Class A Required Amount
         and be applied in accordance with, and
         in the priority set forth in, subsection
         4.09(a)                                                    $___________

B.       The amount equal to the aggregate
         amount of Class A Investor
         Charge-Offs which have not been
         previously reimbursed (after
         giving effect to the allocation
         on such Transfer Date of certain
         other amounts applied for that
         purpose) which will be treated as
         a portion of Investor Principal
         Collections and deposited into
         the Principal Account on such
         Transfer Date                                              $___________

C.       The amount equal to the Class B
         Required Amount, if any, which
         will be used to fund the Class B
         Required Amount and be applied
         first in accordance with, and in
         the priority set forth in,
         subsection 4.09(b) and then any
         amount available to pay the Class
         B Investor Default Amount shall
         be treated as a portion of
         Investor Principal Collections
         and deposited into the Principal
         Account                                                   $___________

D.       The amount equal to the aggregate
         amount by which the Class B
         Investor Interest has been
         reduced below the initial Class B
         Investor Interest for reasons
         other than the payment of
         principal to the Class B
         Certificateholders (but not in
         excess of the aggregate amount of
         such reductions which have not
         been previously reimbursed) which
         will be treated as a portion of
         Investor Principal Collections
         and deposited into the Principal
         Account                                                   $___________

E.       The amount equal to the
         Collateral Monthly Interest plus
         the amount of any past due
         Collateral Monthly Interest which
         will be paid to the Collateral
         Interest Holder for application
         in accordance with the Loan
         Agreement                                                 $___________

F.        The amount equal to the
         aggregate amount of accrued but
         unpaid Collateral Interest
         Servicing Fees which will be paid
         to the Servicer if the Seller or
         an Acceptable Successor Servicer
         is the Servicer,                                          $___________

G.       The amount equal to the
         Collateral Default Amount, if
         any, for the prior Monthly Period
         which will be treated as a
         portion of Investor Principal
         Collections and deposited into
         the Principal Account                                     $___________

H.       The amount equal to the aggregate
         amount by which the Collateral
         Interest has been reduced below
         the Required Collateral Interest
         for reasons other than the
         payment of principal to the
         Collateral Interest Holder (but
         not in excess of the aggregate
         amount of such reductions which
         have not been previously
         reimbursed) which will be treated
         as a portion of Investor
         Principal Collections and
         deposited into the Principal
         Account                                                   $___________

I.       On each Transfer Date from and
         after the Reserve Account Funding
         Date, but prior to the date on
         which the Reserve Account
         terminates as described in
         subsection 4.16(f), the amount up
         to the excess, if any, of the
         Required Reserve Account Amount
         over the Available Reserve
         Account Amount which shall be
         deposited into the Reserve
         Account                                                   $___________

J.       The balance, if any, after giving
         effect to the payments made
         pursuant to subparagraphs (a)
         through (i) above which shall be
         deposited into the Distribution
         Account and applied in accordance
         with the provisions of the Loan
         Agreement                                                 $___________

IV.      REALLOCATED PRINCIPAL COLLECTIONS

         Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

A.       Reallocated Collateral Principal                          $___________
         Receivables

B.       Reallocated Class B Principal                             $___________
         Receivables

V.       ACCRUED AND UNPAID AMOUNTS

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.  Subsections 4.09(a)(i) and (b)(i):

             (1)          The aggregate amount of the Class
                          A Deficiency Amount                      $___________

             (2)          The aggregate amount of Class B
                          Deficiency Amount                        $___________

B.  Subsections 4.09(a)(ii) and (b)(ii):

             The aggregate amount of all accrued and
             unpaid Investor Monthly Servicing Fees                $___________

C.  Section 4.10:

             The aggregate amount of all
             unreimbursed Investor Charge Offs                     $___________

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day of __________, ____.

                                                   BANK OF AMERICA NATIONAL
                                                     ASSOCIATION
                                                     TRANSFEROR AND SERVICER


                                                   By:_________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT C


           FORM OF MONTHLY SERIES 199_-_ CERTIFICATEHOLDERS' STATEMENT

                                  Series 199_-_

                      BANK OF AMERICA NATIONAL ASSOCIATION

                  ---------------------------------------------


                    BANK OF AMERICA MASTER CREDIT CARD TRUST

                  ---------------------------------------------

         The information which is required to be prepared with respect to the distribution date of ______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.          Information Regarding the Current Monthly Distribution
            (Stated on the Basis of $1,000 Original Certificate
            Principal Amount)
            1.         The amount of the current monthly
                       distribution in respect of Class A
                       Monthly Principal.....................................................   $__________

            2.         The amount of the current monthly
                       distribution in respect of Class B
                       Monthly Principal.....................................................   $__________

            3.         The amount of the current monthly
                       distribution in respect of
                       Collateral Monthly Principal..........................................   $__________

            4.         The amount of the current monthly
                       distribution in respect of Class A
                       Monthly Interest .....................................................   $__________

            5.         The amount of the current monthly
                       distribution in respect of Class A
                       Deficiency Amounts....................................................   $__________

                       The amount of the current monthly
            6.         distribution in respect of Class A
                       Additional Interest...................................................   $__________

            7.         The amount of the current monthly
                       distribution in respect of Class B
                       Monthly Interest......................................................   $__________

            8.         The amount of the current monthly
                       distribution in respect of Class B
                       Deficiency Amounts....................................................   $__________

            9.         The amount of the current monthly
                       distribution in respect of Class B
                       Additional Interest...................................................   $__________

            10         The amount of the current monthly
            .          distribution in respect of
                       Collateral Monthly Interest...........................................   $__________

                       The amount of the current monthly
            11         distribution in respect of any
            .          accrued and unpaid Collateral
                       Monthly Interest......................................................   $__________

B.          Information Regarding the Performance of the Trust

            1.         Collection of Principal Receivables

                       (a)         The aggregate amount of
                                   Collections of Principal
                                   Receivables processed during
                                   the related Monthly Period
                                   which were allocated in respect
                                   of the Class A Certificates...............................   $__________

                       (b)         The aggregate amount of
                                   Collections of Principal
                                   Receivables processed during
                                   the related Monthly Period
                                   which were allocated in respect
                                   of the Class B Certificates...............................   $__________

                       (c)         The aggregate amount of
                                   Collections of Principal
                                   Receivables processed during
                                   the related Monthly Period
                                   which were allocated in respect
                                   of the Collateral Interest................................   $__________

            2.         Principal Receivables in the Trust

                       (a)         The aggregate amount of
                                   Principal Receivables in the
                                   Trust as of the end of the day
                                   on the last day of the related
                                   Monthly Period............................................    $__________

                       (b)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Investor
                                   Interest of Series 199_-_ as
                                   of the end of the day on
                                   the last day of the related
                                   Monthly Period ...........................................   $__________

                       (c)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Series
                                   199_-_ Adjusted Investor
                                   Interest as of the end of the
                                   day on the last day of the
                                   related Monthly Period....................................   $__________

                       (d)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Class A
                                   Investor Interest as of the end
                                   of the day on the last day of
                                   the related Monthly Period................................   $__________

                       (e)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Class A
                                   Adjusted Investor Interest as
                                   of the end of day on the last
                                   day of the related Monthly
                                   Period ...................................................   $__________

                       (f)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Class B
                                   Investor Interest as of the end
                                   of the day on the last day of
                                   the related Monthly Period ...............................   $__________

                       (g)         The amount of Principal
                                   Receivables in the Trust
                                   represented by the Collateral
                                   Interest as of the end of the
                                   day on the last day of the
                                   related Monthly Period....................................   $__________

                       (h)         The Floating Investor
                                   Percentage with respect to the
                                   related Monthly Period ...................................   ____%

                       (i)         The Class A Floating Allocation
                                   with respect to the related
                                   Monthly Period............................................   ____%

                       (j)         The Class B Floating Allocation
                                   with respect to the related
                                   Monthly Period............................................   ____%

                       (k)         The Collateral Floating
                                   Allocation with respect to the
                                   related Monthly Period....................................   ____%

                       (l)         The Fixed Investor Percentage
                                   with respect to the related
                                   Monthly Period............................................   ____%

                (m)         The Class A Fixed Allocation
                            with respect to the related
                            Monthly Period............................................   ____%

                            The Class B Fixed Allocation
                (n)         with respect to the related
                            Monthly Period ...........................................   ____%

                (o)         The Collateral Fixed Allocation
                            with respect to the related
                            Monthly Period............................................   ____%


            3.  Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                     Aggregate    Percentage
                                                      Account      of Total
                                                      Balance     Receivables
                (a)   30 -  59 days:.............   $__________      ____%
                (b)   60 -  89 days:.............                    ____%
                                                    $----------
                (c)   90 - or more days:.........   $__________      ____%
                                          Total:                     ____%
                                                    $__________

            4.  Investor Default Amount

                (a)         The Aggregate Investor Default
                            Amount for the related Monthly
                            Period..................................................   $__________

                (b)         The Class A Investor Default
                            Amount for the related Monthly
                            Period..................................................   $__________

                (c)         The Class B Investor Default
                            Amount for the related Monthly
                            Period..................................................   $__________

                       (d)         The Collateral Default
                                   Amount for the related Monthly
                                   Period..................................................   $__________

            6.         Investor Charge Offs

                       (a)         The aggregate amount of Class
                                   A Investor Charge Offs for the
                                   related Monthly Period..................................   $__________

                       (b)         The aggregate amount of Class
                                   A Investor Charge Offs set
                                   forth in 5(a) above per $1,000
                                   of original certificate
                                   principal amount........................................   $__________

                       (c)         The aggregate amount of Class
                                   B Investor Charge Offs for the
                                   related Monthly Period..................................   $__________

                       (d)         The aggregate amount of Class
                                   B Investor Charge Off set
                                   forth in 5(c) above per $1,000
                                   of original certificate
                                   principal amount........................................   $__________

                       (e)         The aggregate amount of
                                   Collateral Charge Offs for the
                                   related Monthly Period..................................   $__________

                       (f)         The aggregate amount of
                                   Collateral Charge Offs set
                                   forth in 5(e) above per $1,000
                                   of original certificate
                                   principal amount........................................   $__________

                       (g)         The aggregate amount of Class
                                   A Investor Charge Offs
                                   reimbursed on the Transfer
                                   Date immediately preceding
                                   this Distribution Date..................................   $__________

                       (h)         The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(g) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution
                                   Date....................................................   $__________

                       (i)         The aggregate amount of Class
                                   B Investor Charge Offs
                                   reimbursed on the Transfer
                                   Date immediately preceding
                                   this Distribution Date..................................   $__________

                       (j)         The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(i) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution
                                   Date....................................................   $__________

                       (k)         The aggregate amount of
                                   Collateral Charge Offs
                                   reimbursed on the Transfer
                                   Date immediately preceding
                                   this Distribution Date..................................   $__________

                       (l)         The aggregate amount of Collateral Charge
                                   Offs set forth in 5(k) above per $1,000
                                   original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding Distribution Date.............................   $__________

            7.         Investor Servicing Fee

                       (a)         The amount of the Class A
                                   Servicing Fee payable by the
                                   Trust to the Servicer for the
                                   related Monthly Period..................................   $__________

                       (b)         The amount of the Class B
                                   Servicing Fee payable by the
                                   Trust to the Servicer for the
                                   related Monthly Period..................................   $__________

                       (c)         The amount of the Collateral
                                   Servicing Fee payable by the
                                   Trust to the Servicer for the
                                   related Monthly Period..................................   $__________

                       (d)         the amount of Servicer
                                   Interchange payable by the
                                   Trust to the Servicer for the
                                   related Monthly Period..................................   $__________

            8.       Reallocations

                       (a)         The amount of Reallocated
                                   Collateral Principal
                                   Collections with respect to
                                   this Distribution Date..................................   $__________

                       (b)         The amount of Reallocated
                                   Class B Principal Collections
                                   with respect to this
                                   Distribution Date.......................................   $__________

                       (c)         The Collateral Interest as of
                                   the close of business on this
                                   Distribution Date.......................................   $__________

                       (d)         The Class B Investor Interest
                                   as of the close of business on
                                   this Distribution Date..................................   $__________

            9.       Collection of Finance Charge Receivables

                       (a)         The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Class A
                                   Certificates............................................   $__________

                       (b)         The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Class B
                                   Certificates............................................   $__________

                       (c)         The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the related Monthly Period which were
                                   allocated in respect of the Collateral
                                   Interest................................................   $__________

            10.      Principal Funding Account

                       (a)          The principal amount on
                                   deposit in the Principal
                                   Funding Account on the related
                                   Transfer Date...........................................   $__________

                       (b)         The Accumulation Shortfall
                                   with respect to the related
                                   Monthly Period..........................................   $__________
                                   The Principal Funding

                       (c)         Investment Proceeds
                                   deposited in the Finance
                                   Charge Account on the
                                   related Transfer Date...................................   $__________

                       (d)         The amount of all or the
                                   portion of the Reserve Draw
                                   Amount deposited in the
                                   Finance Charge Account on the
                                   related Transfer Date from the
                                   Reserve Account.........................................   $__________


            11.        Reserve Draw Amount.................................................   $__________

            12.        Available Funds

                       (a)         The amount of Class A
                                   Available Funds on deposit in
                                   the Finance Charge Account on
                                   the related Transfer Date...............................   $__________

                       (b)          The amount of Class B
                                   Available Funds on deposit in
                                   the Finance Charge Account on
                                   the related Transfer Date...............................   $__________

                       (c)         The amount of Collateral
                                   Available Funds on deposit in
                                   the Finance Charge Account on
                                   the related Transfer Date...............................   $__________

            13.        Portfolio Yield

                       (a)         The Portfolio Yield for the
                                   related Monthly Period..................................   ____%

                       (b)         The Portfolio Adjusted Yield                               ____%
                                   for the related Monthly Period..........................

C.          Floating-Rate Determinations

            1.         [Index] for the Interest Period
                       ending on this Distribution Date....................................   ____%


                                                     BANK OF AMERICA NATIONAL
                                                     ASSOCIATION
                                                       TRANSFEROR AND SERVICER


                                                     By:______________________
                                                        Name:
                                                        Title:

                                                           SCHEDULE TO EXHIBIT C


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                    MONTHLY PERIOD ENDING _________ __, ____
                      BANK OF AMERICA NATIONAL ASSOCIATION
             BANK OF AMERICA MASTER CREDIT CARD TRUST SERIES 199_-_

1.        The aggregate amount of the Investor
          Percentage of Collections of Principal
          Receivables.......................................   $__________

2.        The aggregate amount of the Investor
          Percentage of Collections of Finance
          Charge Receivables (excluding
          Interchange)......................................   $__________

3.        The aggregate amount of the Investor
          Percentage of Interchange.........................   $__________

4.        The aggregate amount of Servicer
          Interchange.......................................   $__________

5.        The aggregate amount of funds on
          deposit in Finance Charge Account
          allocable to the Series 199_-_
          Certificates .....................................   $__________

6.        The aggregate amount of funds on
          deposit in the Principal Account
          allocable to the Series 199_-_
          Certificates .....................................   $__________

7.        The aggregate amount of funds on
          deposit in the Principal Funding
          Account allocable to the Series 199_-_
          Certificates .....................................   $__________

8.        The aggregate amount to be withdrawn
          from the Finance Charge Account and
          paid in accordance with the Loan
          Agreement pursuant to Section 4.11 ...............   $__________

9.        The excess, if any, of the Required
          Collateral Interest over the Collateral
          Interest .........................................   $__________

10.       The Collateral Interest on the Transfer
          Date of the current calendar month,
          after giving effect to the deposits and
          withdrawals specified above, is equal
          to................................................   $__________

11.       The amount of Monthly Interest,
          Deficiency Amounts and Additional
          Interest payable to the
          (i) Class A Certificateholders....................   $__________

           (ii) Class B Certificateholders..................  $__________

           (iii) Collateral Interest Holder.................  $__________

12.        The amount of principal payable to the

           (i) Class A  Certificateholders..................  $__________

           (ii) Class B Certificateholders..................  $__________

           (iii) Collateral Interest Holder ................  $__________

13.        The sum of all amounts payable to the

           (i) Class A Certificateholders...................  $__________

           (ii) Class B Certificateholders  ................  $__________

           (iii) Collateral Interest Holder ................  $__________

14.        To the knowledge of the undersigned, no
           Series 199_-_ Pay Out Event or Trust
           Pay Out Event has occurred except as
           described below:

                  None

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.

                                           BANK OF AMERICA NATIONAL
                                           ASSOCIATION
                                              TRANSFEROR AND SERVICER


                                           By:_______________________
                                              Name:
                                              Title:

                                       S-2